                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                 April 16, 2003
                        (Date of earliest event reported)


                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                   0-3613                           63-0574085
        -------------------------       ---------------------------------
          (Commission File No.)         (IRS Employer Identification No.)



                420 North 20th Street
                Birmingham, Alabama                          35203
     -----------------------------------------      -----------------------
       (Address of principal executive offices)           (Zip Code)




                                 (205) 254-5000
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(C)     Exhibit

        99.1     Press release dated April 16, 2003

        99.2     Supplemental financial information


Item 9. Regulation FD Disclosure

        The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition", in accordance with SEC Release No. 33-8216.

        On April 16, 2003, the registrant issued a press release announcing financial results for the quarter ended March 31, 2003, which is included as
Exhibit 99.1.

        Supplemental financial information for the quarter ended March 31, 2003, which is provided to investors and other interested parties on the registrant's website at www.southtrust.com, is included as Exhibit 99.2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 SOUTHTRUST CORPORATION
                                                     (Registrant)


Date: April 17, 2003                         By       /s/ WILLIAM L. PRATER
                                                --------------------------------
                                                        William L. Prater
                                                    Its Senior Vice President